Investor Presentation October 8, 2018 1

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: risks relating to any unforeseen liabilities; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential asset acquisitions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior managementor key technical personnel. Earthstone’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, recent current reports on Form 8-K and any amendments of such filings, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law. Industry and Market Data This presentation has been prepared by Earthstone and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third-party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above. 2

Disclaimer Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose estimated proved reserves, which are estimates of reserve quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. Earthstone discloses only estimated proved reserves in its filings with the SEC. Earthstone’s estimated proved reserves as of December 31, 2017 contained in this presentation were prepared by Cawley, Gillespie & Associates, Inc., an independent engineering firm (“CG&A”), and comply with definitions promulgated by the SEC. Additional information on Earthstone’s estimated proved reserves is contained in Earthstone’s filings with the SEC. This presentation also contains Earthstone’s internal estimates of its potential drilling locations, which may prove to be incorrect in a number of material ways. The actual number of locations that may be drilled may differ substantially. Certain estimates of proved reserves contained herein were independently prepared by CG&A utilizing NYMEX 5-year strip prices (future prices) for oil, natural gas and NGL’s as of December 31, 2017. Management believes that utilizing an alternate pricing case better represents the value of the reserves and are better aligned with fair value of reserves. Management also believes the alternate pricing case is useful to investors because it uses future prices and not historical prices in its planning and strategic decision making. In addition to using NYMEX 5-year strip prices, future plugging and abandonment costs net of salvage value have been excluded from the NYMEX 5-year strip price reserves case. 3

Investment Highlights  Actively growing in the Midland Basin  Growth through drill bit, acquisitions and significant business Midland Basin Focused Company combinations with Growing Inventory  ~950 total gross drilling locations across core play in Midland Basin  Upside from down-spacing and added benches  Liquidity of $207 million(1), able to fund capital expenditures Prudently Managed Balance Sheet  Conservative capital structure with low leverage  Traditional reserve-based credit facility with standard covenants  Midland Basin and Eagle Ford wells-in-progress provide ability to Visible Production Growth & Drilling ramp up production quickly Program with Substantial Optionality  Majority of acreage in key areas is HBP  Four prior successful public entities  Operational excellence Proven Management Team  Repeat institutional investors  Market recognition from investors and sellside research analysts (1) Liquidity estimated as of June 30, 2018 based on $22.5mm drawn on revolving credit facility with a borrowing base of $225mm and $4.2mm of cash on hand. 4

Track Record • Management team has consistently created shareholder value ‐ Repeated success with multiple entities over 25 years 2005 – 2007 Southern Bay Energy, LLC ‐ Results have created long-term and recurring shareholders (Private) Gulf Coast, Permian Basin Extensive industry and financial relationships ‐ Initial investors – 40% IRR ‐ Technical and operational excellence . Multi-basin experience . Resource & conventional expertise 2001 – 2004 AROC, Inc. (Private) . Complex drilling & horizontal resource proficiency Gulf Coast, Permian Basin, Mid-Con. . Efficient and low-cost operator Preferred investors – 17% IRR Initial investors – 4x return . Proven acquisition and exploitation results 1997 – 2001 Texoil, Inc. (“TXLI”) Gulf Coast, Permian Basin 2007 – 2012 GeoResources, Inc. (“GEOI”) Preferred investors – 2.5x return Eagle Ford, Bakken / Three Forks, Gulf Coast Follow-on investors – 3x return Initial investors – 35% IRR Initial investors – 10x return Initial investors – 4.8x return 1992 – 1996 Hampton Resources Corp. (“HPTR”) Initial Southern Bay investors achieved a combined 7.4x ROI upon Gulf Coast the merger with GeoResources and subsequent sale in 2012 Preferred investors – 30% IRR Initial investors – 7x return Note: “Initial investors” refers to (i) in the case of private entities, investors that participated in the initial capitalization or recapitalization of the entity at the time a change in management occurred, or (ii) in the case of public entities, public shareholders existing at the date the transaction was announced to the public. Past performance is not necessarily indicative of future results. 5

Management . Strong management and technical team with demonstrated ability and prior success . Equity ownership ‐ interests are clearly aligned with shareholders Years Years of Working Responsibility Experience Together Frank Lodzinski 46 30 CEO Robert Anderson 30 15 President Mark Lumpkin 20 1 CFO Steve Collins 28 22 Operations Tim Merrifield 37 19 Geology and Geophysics Francis Mury 42 30 Drilling and Development Tony Oviedo 37 1 Accounting and Administration Lane McKinney 20 5 Land Lenny Wood 16 1 Exploration and Development Scott Thelander 11 1 Finance 6

Earthstone – A Platform for Steady Growth . Since December 2014, Earthstone has evolved from a micro cap, non‐op Bakken / Three Forks company to a small  cap operator that is primarily focused in the Midland Basin Production (Boe/d)(2) November 2014 9,252 Q1-Q2 2018 Midland Basin Eagle Ford Bakken/Other 7,224 Midland Basin Bakken / Three Forks Eagle Ford 662 Boe/d(1) 662 (1) 2,028 9,252 Boe/d(2) Q3 2014 Q1‐Q2 2018 Resource Expansion December 2014 December 2014 Q2 2016 Q2 2017 Q2/Q3 2015 Strategic Private Sellers Combination Midland Basin Midland Basin Eagle Ford Operator Eagle Ford 5,883 Net Acres 20,900 Net Acres Karnes, Gonzales, Howard, Glasscock Reagan, Upton, Fayette Counties, TX Counties, TX Midland Counties, TX (1) Daily production for the three month period ended September 30, 2014. (2) Represents reported sales volumes. 7

Company Overview • The Woodlands, Texas based E&P company focused on development and  12/31/2017 Estimated Proved Reserves(3) production of oil and natural gas with current operations in the Midland  Basin (~30,000 core net acres) and the Eagle Ford (~14,300 core net acres) • Strategy of growing through the drill bit, organic leasing, and attractive  asset acquisitions and business combinations Oil Gas NGL Total PV-10 Category (MMBbls) (MMMcf) (MMBbls) (MMBoe) ($mm) • Q1‐Q2 2018 production of 9,252 Boe/d (63% oil, 81% liquids)(1) • On May 9, 2017, Earthstone closed a business combination with Bold  PDP 10.9 21.4 3.8 18.2 $274 Energy III LLC ‐ 20,900 net acres(2) predominantly in Reagan, Upton, and Midland  PNP 1.1 1.9 0.4 1.8 $23 Counties PUD 35.5 68.1 13.4 60.3 $344 ‐ 500+ gross locations; 99% operated; average 87% working interest(2) • In May 2016, Earthstone closed its business combination with Lynden  1P 47.5 91.4 17.5 80.3 $641 Energy Corp. and established its initial presence in the Midland Basin ‐ 5,883(2) net acres in Howard, Glasscock, Midland, and Martin Counties ‐ 177 gross locations; average 40% working interest(2) Production Summary Market Statistics(4) ($mm, Except Share Price) Q1-Q2 2018 Net Production: 9,252 Boe/d Class A Common Stock (mm) 28.2 Class B Common Stock (mm) 35.8 Eagle Ford,  Total Common Stock Outstanding (mm) 64.0 2,028 Stock Price (10/03/18) $9.50 Market Capitalization $607.8 Plus: Total Debt $22.5 Less: Cash  ($4.2) Midland Basin,  7,224 Enterprise Value $626.1 (1) Represents reported sales volumes. (2) Acreage, locations and working interests as of the transaction date. (3) Reserve quantities and values were independently estimated by CG&A utilizing NYMEX 5-year strip prices as of December 31, 2017 (Oil – $59.55, $56.19, $53.76, $52.29, $51.67 / Gas - $2.84, $2.81, $2.82, $2.85, $2.89). See “Non-GAAP Financial Measure – PV-10”. 8 (4) Class A and Class B Common Stock outstanding as of July 30, 2018. Total debt and cash balances as of June 30, 2018.

Earthstone by the Numbers: Increased Size, Scale and Core Inventory Midland Basin Net Acres 30,000 Net Midland Basin Locations 500 % Operated in Midland Basin 77% Operations Q1-Q2 2018 Production (Mboe/d)(1) 9.3 Q1-Q2 2018 Production (% Oil / % Liquids) 63% / 81% 12/31/2017 Proved Reserves (MMboe)(2) 80.3 12/31/2017 PV-10 ($mm)(2) $641 Reserves % Oil / % Liquids 59% / 81% Q1-Q2 2018 Revenue ($mm) $78.0 Q1-Q2 2018 Adjusted EBITDAX ($mm)(3) $45.8 Q1-Q2 2018 LOE ($/boe)(4) $5.77 Q1-Q2 2018 G&A ($/boe)(5) $5.88 Q1-Q2 2018 Financial 2018 Q1-Q2 Borrowing Base ($mm) $225 (1) Represents reported sales volumes. (2) Reserve quantities and values were independently estimated by CG&A utilizing NYMEX 5-year strip prices as of December 31, 2017 (Oil – $59.55, $56.19, $53.76, $52.29, $51.67 / Gas - $2.84, $2.81, $2.82, $2.85, $2.89). See “Non-GAAP Financial Measure – PV-10”. (3) See “Reconciliation of Non-GAAP Financial Measure – Adjusted EBITDAX”. (4) Includes re-engineering, workovers and ad valorem taxes. 9 (5) Excludes non-cash stock-based compensation.

Robust Growth with a Focus on Operations and Balance Sheet Average Daily Production (Boe/d)(1) Adj. EBITDAX ($mm)(3) 16,000 $120.0 (4) (2) $91.6 12,000 10,750 $90.0 9,252 7,869 $60.6 8,000 $60.0 3,936 4,002 EBITDAX  ($mm) $26.5 4,000 $30.0 $18.7 Average Daily  Production (Boe/d) 0 $0.0 Lease Operating Expense ($/Boe)(5) Net Debt / LTM EBITDAX $12.00 $10.95 2.0x $10.29 $9.00 1.5x $6.84 $5.77 (2) $6.00 $5.38 1.0x $3.00 0.5x LOE per Boe ($/Boe) 0.2x 0.2x Net Debt / LTM EBITDAX  (x) NM 0.0x $0.00 0.0x (1) Represents reported sales volumes. (2) Reflects midpoint of 2018 FY Guidance. (3) See “Reconciliation of Non-GAAP Financial Measure – Adjusted EBITDAX”. 10 (4) Based Q1-Q2 2018 Adjusted EBITDAX of $45.8mm on an annualized basis. (5) Includes re-engineering, workovers and ad valorem taxes.

Areas of Operations Eagle Ford 1P Reserves (MMBoe) 6.5 % PD 73% % Oil 62% PV-10 ($mm) 82.1 Q2 2018 Net Production (Boe/d)(1) 1,960 Midland Basin Gross Producing Wells 178 1P Reserves (MMBoe) 73.7 Core Net Acres 14,300 % PD 21% Core Gross Drilling Locations 161 % Oil 59% PV-10 ($mm) 559.1 Q2 2018 Net Production (Boe/d)(1) 6,885 Total Gross Producing Wells 209 1P Reserves (MMBoe) 80.3 Core Net Acres 30,000 % PD 25% Core Gross Drilling Locations 943 % Oil 59% PV-10 ($mm) 641.2 Q2 2018 Net Production (Boe/d)(1) 8,845 Gross Producing Wells 387 Core Net Acres 44,300 Core Gross Drilling Locations 1,104 Notes: Reserve quantities and values were independently estimated by CG&A utilizing NYMEX 5-year strip prices as of December 31, 2017 (Oil – $59.55, $56.19, $53.76, $52.29, $51.67 / Gas - $2.84, $2.81, $2.82, $2.85, $2.89). PV-10 is a non-GAAP financial measure. See “Non-GAAP Financial Measure – PV-10”. (1) Represents reported sales volumes. 11

Asset Overview 12

Significant Position in the Midland Basin 30,000 Total Net Acres in Core of Midland Basin 943 gross locations identified in only 4 benches Significant Operated Position in Midland Basin(1) 23,300 net acres, 87% working interest, 526 gross locations identified in only 4 benches Q2 2018 Net Production of 6,885 Boe/d(2) (60% oil, 80% liquids) Wells in progress drive immediate production growth Attractive Rates of Returns (“ROR”)(3) Single well RORs of 80% - +100% Position Delineated In Multiple Benches Strong offset results in the Wolfcamp A and B, Lower Spraberry, Significant Wolfcamp C potential Completion Evolution Sets Stage for Further Well Acreage Legend Performance Improvement Operated Non-Operated (1) Does not include non-operated position. (2) Represents reported sales volumes for both operated and non-operated properties. (3) Single well rates of return based on flat price deck of Oil – $60.00/Bbl, Gas - $3.00/Mcf before deductions for transportation, gathering and quality differential. 13

Consistent Thickness in Place Across the Operated Position • Reagan County Wolfcamp Wolfcamp Formation Isopach (Midland Basin)(1) ‐ Thickest Wolfcamp shale section in Midland Basin • Current Reagan inventory ‐1 Wolfcamp A target ‐2 Wolfcamp B targets ‐1 Wolfcamp C target • 7 viable target benches tested or developed by industry ‐2 Wolfcamp A targets ‐3 Wolfcamp B targets ‐1 Wolfcamp C target ‐1 Wolfcamp D target • Offset operators have developed five benches in a stacked  “wine rack” pattern ‐2 Wolfcamp A targets ‐3 Wolfcamp B targets • Thermal maturity places ESTE’s acreage in oil window with low  gas/oil ratios (“GOR”) ‐ Average 80% Liquids, 20% Gas  • Shallower true vertical depth (“TVD”) than northern end of  Midland Basin ‐D&C costs are lower Source: University of Texas Bureau of Economic Geology. 14 (1) Does not include Wolfcamp A in the Wolfcamp Isopach.

High Quality Pay Across Multiple Zones Reagan County Type Section Reagan Co. Resource Greater than Midland Co. North Midland Central Reagan Dean Dean Wolfcamp A Wolfcamp A Wolfcamp Upper B Wolfcamp B Wolfcamp A Thickness increases 50‐100’ from  Midland to Reagan County.   Wolfcamp Lower B Wolfcamp B Wolfcamp C Thickness increases 250‐300’ from  Wolfcamp Midland to Reagan County.   C Wolfcamp C Bench is much thicker in Reagan  County. Wolfcamp D Wolfcamp D Primary Targets Prospective Targets(1) (1) Prospective targets tested in offset wells by other operators. 15

Significant Acreage Position in Midland Basin Core at an Attractive Price Selected Midland Basin Transactions RSPP/Adventure – 7/2014 Oxy/Vanguard – 3/2017 Purchase price: $259mm Purchase price: $105 mm Production, net: 1,100 boe/d Production, net: 203 boe/d Acreage: 6,652 Acreage: 3,048 Adj. $/acre: $30,667 Adj. $/acre: $32,118 Parsley/PCORE – 12/2015 Purchase price: $149mm Production, net: 1,000 boe/d Acreage: 5,274 Adj. $/acre: $21,521 Parsley/Riverbend – 4/2016 Purchase price: $215mm Production, net: 1,100 boe/d Acreage: 8,700 Adj. $/acre: $20,893 Parsley/Cimarex – 8/2014 Purchase price: $252mm Production, net: 1,800 boe/d Acreage: 5,472 Adj. $/acre: 29,605 AEP/Tall City– 10/2014 AEP/Enduring – 6/2014 Purchase price: $726mm Purchase price: $2,500mm Production, net: 1,400 boe/d Production, net: 16,000 boe/d Acreage: 27,000 Acreage: 63,000 Adj. $/acre: $24,296 Adj. $/acre: $26,984 ESTE Operated ESTE Non-Op Compelling Bold purchase price of ~$12,000(1) per undeveloped net acre compares favorably to recent Midland Basin acquisitions Source: Company filings and 1Derrick. Note: Includes transactions with purchase prices greater than or equal to $100mm at announcement in Reagan, Glasscock and Upton counties for which transaction price and PDP is publicly available. Transaction value excludes PDP value of: $50,000/boe/d for transactions in 2014, $35,000/boe/d for transactions in 2015, $30,000/boe/d in 1H 2016 and $35,000/boe/d thereafter. 16 (1) Based on announced transaction value of ~$324mm on 11/8/2016 and PDP value of $35,000/boe/d.

Significant Multi-zone Results in Southern Midland Basin 1 Concho 9 Parsley Karen P1 Unit #5101BH Char Hughes 28-2 #4803H Wolfcamp B Upper Wolfcamp C IPW2: 1388 Boe/d (88% oil) IPW2: 1304 Boe/d (82% oil) 2 Henry 10 Apache Fantasy #717WB SRH North #1527HA Wolfcamp B Upper Wolfcamp A IPW2: 1075 Boe/d (89% oil) IPW2: 1266 Boe/d (75% oil) 3 Pioneer 11 Apache 10 11 Univ. 3-310 PU #9H SRH North #1526HU Wolfcamp A Wolfcamp A IPW2: 1242 Boe/d (84% oil) IPW2: 1403 Boe/d (85% oil) 1 16 12 4 12 13 Pioneer Earthstone (Bold) 15 9 Univ. 2-20 #76H Hartgrove 22 A #4HL 14 Cline/Wolfcamp D Wolfcamp B Lower 2 IPW2: 2998 Boe/d (82% oil) IP24: 1030 Boe/d (93% oil) (1) 4 3 5 Sequitur 13 Callon Univ. 9 #2707 WC Ham A1 #101LH 8 Wolfcamp B Lower Wolfcamp B Lower 5 IPW2: 900 Boe/d (92% oil) IPW2: 2034 Boe/d (86% oil) 6 Sable 14 Earthstone (Bold) Chico East #236HS West Hartgrove 1 #1BU 7 Wolfcamp A Wolfcamp B Upper 6 IPW2: 1114 Boe/d (86% oil) IP24: 1267 Boe/d (86% oil) (1) 7 Earthstone (Bold) 15 Earthstone (Bold) Earthstone Acreage WTG 4-232 A #2BL West Hargrove 1 #2C Wolfcamp B Lower Wolfcamp C IP24: 2000 Boe/d (93% oil) (1) IP24: 995 Boe/d (77% oil) (1) 8 16 Pioneer Callon Industry Well ESTE Well ESTE Planned Q4      ESTE Fracing or  Rocker B #133H Eaglehead A-A3 #3LH 2018  Flowing Back  Wolfcamp B Upper Wolfcamp B Lower IPW2: 1397 Boe/d (82% oil) IPW2: 1437 Boe/d (85% oil) Source: Company filings and investor presentations. Note: Well completions filed since Jan. 2018. IP tests are 24 hour tests. 17 (1) Wells are flowing back and may not have reached peak rates.

Recent Wolfcamp C Activity Upton Reagan 4 1 Parsley Taylor 45-33 #4601 3 IPW2: 3214 Boe/d (77% oil) 1 TLL: 10,379’ 2 Endeavor 3 Parsley 5 2 Jalonick 40-45 #242 Oliver 39-34 #4807H IPW2: 734 Boe/d (76% oil) IPW2: 2522 Boe/d (77% oil) TLL: 7,211’ TLL: 10,408’ 4 Parsley 5 Parsley Paige 13A & 12A #4801H Bast 34 & 39 #4809H 6 IPW2: 1827 Boe/d (74% oil) IPW2: 1054 Boe/d (75% oil) TLL: 10,438’ TLL: 10,189’ 8 10 6 Callon 7 Parsley Eaglehead C A3 #26CH Victor 1223 #4804H 7 IPW2: 1197 Boe/d (90% oil) IPW2: 541 Boe/d (82% oil) TLL: 7,269’ TLL: 5,090’ 8 Parsley 9 PT Petroleum Char Hughes 28-2 #4803H University Orange #6091C IPW2: 1304 Boe/d (82% oil) IPW2: 1101 Boe/d (93% oil) TLL: 11,265’ TLL: 9,597’ 10 Earthstone (Bold) West Hartgrove 1 #2C IP24: 995 Boe/d (77% oil) (1) TLL: 5,860’ 9 ESTE Leasehold Wolfcamp C Producer Source: Company filings and investor presentations. Note: Well completions filed since Jan. 2017. IP tests are 24 hour tests. 18 (1) Wells are flowing back and may not have reached peak rates.

Differentiated, Balanced Inventory in Midland Basin Midland Basin Overview Gross Locations by Lateral Length and Target • Contiguous acreage positions provide significant development  Gross Locations by Lateral Length advantage Target 5,000' - 6,250' 6,250' - 8,750' 8,750' - 10,000' Total % Total Lower Spraberry 1 46 40 87 9% • Long lateral development increases capital efficiency Wolfcamp A 9 112 160 281 30% • Over 95% of Midland horizontal locations have laterals of  ~6,250 feet or greater Upper Wolfcamp B 9 98 159 266 28% – Over 50% of horizontal locations 8,750 feet or greater Lower Wolfcamp B 7 81 119 207 22% • Additional upside from:  Wolfcamp C6554110211% – Middle Spraberry  Total Gross Locations 32 392 519 943 100% – Jo Mill Total Net Locations 500 – Additional Lower Spraberry % Total (Gross) 3% 42% 55% 100% – Additional benches in Wolfcamp B – Wolfcamp D • Actively pursuing acreage and acquisition bolt‐on opportunities  to increase lateral lengths and ownership • Near‐term drilling focused in the Wolfcamp A and the  Wolfcamp B based on positive offset results, but are optimistic  about the upside potential in other zones 19

Well Performance Update • All areas outperforming initial expectations  • All areas and target horizons generating attractive returns at strip prices with cost inflation • Increased early time production profile while maintaining EUR – Improved rate of return (“ROR”) due to initial production outperforming previous type curves Reagan County Results(1) Midland and Upton County Results(2) 150 150 2017 Reagan Co Avg. (16 wells) Midland & Upton Co Avg. (6 wells) Texaco-Parish 1 #1HU 1,000 MBOE Hamman 45 #6HM Texaco-Parish 2 #1HM Hamman 45 #7HL 120 Hartgrove 22A 3HU 120 Hartgrove 22A 4HL West Hartgrove 1 1BU 850 MBOE West Hartgrove 1 2C 90 WTG 4-232 A 2BL 90 WTG 4-232 A 3A 60 60 30 30 7,500' Norm CUMULATIVE PRODUCTION, MBOE (2 STREAM) 7,500' Norm CUMULATIVE PRODUCTION, MBOE (2 STREAM) 0 0 01234560123456 TIME, MONTHS TIME, MONTHS Type Curve Summary (100% WI, 75% NRI 7,500' Laterals) DC & E(3) EUR Oil NGL ROR ( %) (4) County ($m) (MBoe) (%) (%) $50/$3 $60/$3 Midland / Upton $7,000 1,000 67% 20% >100% >100% Reagan $6,800 850 59% 22% 47% 88% (1) Reflects average cumulative production of wells completed in 2016 and 2017 in Reagan County. Excludes shut in time for offset frac activity/operational downtime. (2) Reflects average cumulative production of wells completed in 2016 and 2017 in Upton and Midland Counties. (3) Reflects estimated 2018 drilling, completions and equipment costs, including production facilities. 20 (4) Single well rates of return assumes 3-stream economics on flat price deck of Oil – $50.00 and $60.00/Bbl, Gas - $3.00/Mcf before deductions for transportation, gathering and quality differential.

Acreage Trade – Central Reagan County Acreage Trade Highlights Pre‐Trade Post‐Trade • In October 2018, ESTE traded non‐operated working  interests in Glasscock County and paid $26.9mm in  cash for operated working interests in Reagan  County with an offset operator • Added 3,899 operated net acres to Reagan County  position (~100% working interest) • Includes 14 PDP wells (8 horizontal, 6 vertical) with  July 2018 estimated production of ~730 Boepd • Net increase of 350 Boepd and 2,677 acres • Additionally, ESTE expects to finalize an additional  mineral lease acquisition which will add ~760 net  acres in Reagan County • With these acreage transactions, ESTE’s total net  acreage in the Midland Basin has increased to  ~30,000 acres, of which ~23,300 acres are operated • ~14,000 contiguous net acres with 85%  working interest in Central Reagan County ESTE Acreage Trade Added Acreage  Pending Acreage Acquisition 21

Blocking Up Acreage – East Central Upton County Pre Acreage Trade Acreage Trade Highlights • Completed trade with offset operator to block up acreage for  longer laterals • Earthstone now has 2,650 net acres in the Benedum prospect  with average 95% WI (80% NRI) • Trade gives Earthstone 75 gross potential drilling locations in the  Wolfcamp A, Upper B, and Lower B • Average lateral length ~ 6,650’ • Recently completed Benedum Wolfcamp B Lower well with initial  production of 1,875 boepd (87% Oil) and hasn’t reached 30‐Day  peak rate Post Acreage Trade Recently completed Benedum Wolfcamp B Lower Well 22

Eagle Ford Asset Overview Karnes, Gonzales, and Fayette Counties, Texas • Operated Karnes, Gonzales, and Fayette  Counties – 30,800 gross / 14,300 net leasehold acres – Working interests range from 17% to 50% – 60% held‐by‐production • 113 gross / 44.8 net producing wells (108  operated / 5 non‐op) • 155 identified gross Eagle Ford drilling locations • Majority of acreage covered by 173 square mile  3‐D seismic shoot – Avoid faulting for steering Eagle Ford wells – Indicate natural fractures Earthstone Lonestar Penn Virginia – Delineate other prospective opportunities • Other Potential: Upper Eagle Ford, Austin Chalk,  Buda, Wilcox, and Edwards Offset operators include EOG, Encana and Marathon 23

Recent Eagle Ford Activity • 11 gross wells drilled in southwestern Gonzales County and  completed in late 2017 and early 2018 – 2 wells in Davis Unit (~5,300 foot lateral); 17%  working interest – 3 wells in Pilgrim Unit (~7,300 foot lateral); 19%  working interest – 6 wells in Crosby Unit (~4,900 foot lateral); 25%  working interest • Joint Development Agreements (“JDA”) with IOG Capital to  fund a majority of Earthstone’s capital expenditures for a  50% interest in 13 wells in the Eagle Ford (11 drilled in 2017  and completed in 2017 and beginning of 2018)  – JDAs in the Pilgrim, Davis and Crosby Units – Operated interests previously included 33% in Davis  Unit, 38% in Pilgrim Unit and 50% in Crosby Unit • Offsetting successful Earthstone Boggs Unit – 4 wells completed in October 2016  – Cumulative production of 596 MBoe (93% oil)  through January 2018 – Average lateral length of ~6,260 feet – Average proppant of ~2,260 lbs/ft • 2018 drilling and completion plans to offset the Davis and  Crosby Units – Completed 5 well Sayre Pad offsetting Davis unit in  July 2018 24

Financial Overview 25

2018 Capital Budget, Guidance and Liquidity 2018 Capital Budget(1) 2018 FY Guidance(1)(2) Gross / Net Well Count 2018 Average Production (Boe/d) 10,500 – 11,000 $mm Spudded On-Line % Oil 64% Midland Basin: % Gas 17% Operated Drilling and Completions 107 15 / 13.4 19 / 15.0 % NGL 19% Non-Operated Drilling and Completions 12 5 / 2 5 / 2 Operating Costs: Land / Infrastructure 9 Lease Operating and Workover ($/Boe) $5.25 – $5.50 Eagle Ford 12 10 / 2.1 16 / 3.6 Production Taxes (% of Revenue) 5.0% – 5.3% Total $140 G&A ($/Boe) $5.00 – $5.50 2018 Capex by Project Area(1) Liquidity (6/30/18)(3) Total Capex D&C Capex ($mm) 6/30/2018 9% 9% Cash  4.2 9% Revolver Borrowings 22.5 6% Total Debt $22.5 Revolver Borrowing Base(4) 225.0 76% Less: Revolver Borrowings (22.5) 91% Plus: Cash  4.2 Operated Midland Basin Non-Operated Midland Basin Midland Basin Eagle Ford Liquidity $206.7 Operated Eagle Ford Land / Infrastructure Notes: (1) Assumes a 1-rig program for the operated Midland Basin acreage. (2) G&A excludes transaction costs and non-cash stock-based compensation. Guidance is forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond Earthstone’s control. 26 (3) Revolver balance of $22.5mm and cash balance of $4.2mm as of June 30, 2018. (4) Borrowing Base of $225mm as of June 30, 2018.

Hedging Summary Oil Production Hedged Gas Production Hedged Period Volume (Bbls) Volume (Bbls/d) $/Bbl Period Volume (MMBtu) Volume (MMBtu/d) $/MMBtu Q3 2018 459,700 4,997 $54.55 Q3 2018 610,000 6,630 $2.947 Q4 2018 413,700 4,497 $54.05 Q4 2018 610,000 6,630 $2.947 FY 2019 2,354,100 6,450 $63.32 FY 2020 1,464,000 4,000 $65.87 WTI Midland Argus Crude Basis Swaps LLS Argus Crude Oil Basis Swaps Period Volume (Bbls) Volume (Bbls/d) $/Bbl (Differential) Period Volume (Bbls) Volume (Bbls/d) $/Bbl (Differential) Q3 2018 181,800 1,976 ($0.92) Q3 2018 92,000 1,000 $6.35 Q4 2018 243,800 2,650 ($1.90) Q4 2018 92,000 1,000 $6.35 FY 2019 1,277,500 3,500 ($6.39) FY 2019 365,000 1,000 $4.50 FY 2020 732,000 2,000 ($5.38) 27

Analyst Coverage Firm Analyst Contact Info Baird Joseph Allman / 646-557-3209 / jdallman@rwbaird.com Coker Palmer David Beard / 631-725-8810 / beard@cokerpalmer.com Alliance Global Partners Joel Musante / 203-349-4782 / jmusante@allianceg.com Imperial Capital Jason Wangler / 713-892-5603 / jwangler@imperialcapital.com Johnson Rice Ron Mills / 504-584-1217 / rmills@jrco.com Northland Jeff Grampp / 949-600-4150 / jgrampp@northlandcapitalmarkets.com RBC Brad Heffern / 512-708-6311 / brad.heffern@rbccom.com Roth John White / 949-720-7115 / jwhite@roth.com Seaport Global John Aschenbeck / 713-658-6343 / jaschenbeck@seaportglobal.com SunTrust Neal Dingmann / 713-247-9000 / neal.dingmann@suntrust.com Wells Fargo Gordon Douthat / 303-863-6880 / gordon.douthat@wellsfargo.com 28

Contact Information Mark Lumpkin, Jr. EVP, Chief Financial Officer Scott Thelander Director of Finance Corporate Offices Houston 1400 Woodloch Forest Drive | Suite 300 | The Woodlands, TX 77380 | (281) 298-4246 Midland 600 N. Marienfeld | Suite 1000 | Midland, TX 79701 | (432) 686-1100 Website www.earthstoneenergy.com 29

Reconciliation of Non-GAAP Financial Measure – Adjusted EBITDAX Adjusted EBITDAX (as defined below) is presented herein and reconciled from the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator. We define “Adjusted EBITDAX” as net income plus accretion of asset retirement obligations; depletion, depreciation and amortization; interest expense, net; (gain) on sale of oil and gas properties; unrealized loss on hedges; non-cash stock-based compensation; and income tax (benefit). Our Adjusted EBITDAX measure provides additional information that may be used to better understand our operations. Adjusted EBITDAX is one of several metrics that we use as a supplemental financial measurement in the evaluation of our business and should not be considered as an alternative to, or more meaningful than, the GAAP measure of net income as an indicator of operating performance. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. Adjusted EBITDAX, as used by us, may not be comparable to similarly titled measures reported by other companies. We believe that Adjusted EBITDAX is a widely followed measure of operating performance and is one of many metrics used by our management team and by other users of our consolidated financial statements. For example, Adjusted EBITDAX can be used to assess our operating performance and return on capital in comparison to other independent exploration and production companies without regard to financial or capital structure and to assess the financial performance of our assets and our Company without regard to capital structure or historical cost basis. The following table provides a reconciliation of Net income to Adjusted EBITDAX for the six months ended June 30, 2018: ($000's) Q1‐Q2 2018 Net income  $13,663 (Gain) on sale of oil and gas properties  (512) Accretion 84 Depletion, depreciation and amortization 20,520 Interest expense, net 1,223 Unrealized loss on MTM of hedges 6,858 Non‐cash stock based compensation 4,013 Income tax (benefit)  (53) Adjusted EBITDAX $45,796 30

Non-GAAP Financial Measure – PV-10 PV-10 is derived from the Standardized Measure of discounted future net cash flows, which is the most directly comparable GAAP financial measure. PV-10 is a computation of the Standardized Measure on a pre-tax basis. PV-10 is equal to the Standardized Measure at the applicable date, before deducting future income taxes, discounted at 10%. We believe that the presentation of PV-10 is relevant and useful to investors because it presents the discounted future net cash flows attributable to our estimated net proved reserves prior to taking into account future corporate income taxes, and it is a useful measure for evaluating the relative monetary significance of our oil and natural gas properties. Further, investors may utilize the measure as a basis for comparison of the relative size and value of our reserves to other companies. We use this measure when assessing the potential return on investment related to our oil and natural gas properties. PV-10, however, is not a substitute for the Standardized Measure. Our PV-10 measure and the Standardized Measure do not purport to present the fair value of our oil and natural gas reserves. Earthstone’s proved reserves as of December 31, 2017 were independently estimated by CG&A utilizing NYMEX 5-year strip prices as of December 31, 2017 (Oil – $59.55, $56.19, $53.76, $52.29, $51.67 / Gas - $2.84, $2.81, $2.82, $2.85, $2.89). 31